PROMISSORY NOTE PAYABLE	12 Months Ended
Dec. 31, 2023
Promissory Note Payable
PROMISSORY NOTE PAYABLE

18. PROMISSORY NOTE PAYABLE

On December 5, 2022, Chijet Inc. issued a secured promissory note and pledge agreement (“Note”) with unrelated third party (the “Holder”) in the principal amount of US$1,380 thousand, bearing an annual interest rate of 18%. Pursuant to the Note, Chijet Inc. grants a first priority security interest in, and pledges, the Chijet Inc.’s ordinary shares and all additions, accessions and substitutions to the Holder to secure the satisfaction by Chijet Inc. of all its obligations to the Holder under this Note. This Note was being issued in connection with the agreement by Chijet Inc. to fund the “Extension Amount” as defined in that certain BCA, dated October 25, 2022, by and among Chijet Inc. and JWAC. Section 2(c) of the Note specified that the Note would be immediately due and payable upon the first to occur of: (i) January 6, 2023; (ii) the date that funding is received by Chijet Inc. in an amount of the amounts due hereunder after clearing the foreign exchange exit approval process in China; or (iii) the date of receipt by Chijet Inc. of the proceeds of US$10 million from the first tranche of financing. On January 3, 2023, the Note was amended. Pursuant to the amended agreement, Chijet Inc. agreed to pay the sum of (i) a portion of the principal amount of this note equal to US$280 thousand, plus (ii) the second month of interest in the amount of US$17 thousand. Additionally, the due date was changed from January 6, 2023 to February 20, 2023. On February 20, 2023, the parties entered into a second amendment of the Note. Pursuant to the second amended agreement, Chijet Inc. agreed to pay the sum of (i) a portion of the principal amount equal to US$220 thousand plus (ii) a month of interest in the amount of US$13 thousand on February 22, 2023. Furthermore, the due date in section 2(c) was revised from February 20, 2023, to March 22, 2023. As of December 31, 2023, the Company completed this payment.

In 2014, Bijie Yabei New Energy Automobile Co., Ltd. (Bijie Yabei) became involved in a legal dispute with the Bijie Jinhaihu New District Management Committee (the “Plaintiff”) regarding a loan contract disagreement with the loan principal of RMB 10 million along with interest. The original judgment by the court (Case No. (2018) Qian 0502 Min Chu 7520) ruled in favor of the Plaintiff. Bijie Yabei appealed the decision, requesting the revocation and retrial or amendment of the judgment. The court of second instance in 2019 upheld the original judgment, and Bijie Yabei is now obligated to repay the loan principal and interest calculated at an annual rate of 6% from September 11, 2018, until the date of repayment. As of December 31, 2023 and December 31, 2022, the outstanding principals were US$1,408 thousand (RMB10,000 thousand) and US$1,450 thousand (RMB10,000 thousand), respectively. The difference in the principal was primarily due to the change in the currency exchange rate.